                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     Each director and/or officer of Checkfree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 1996, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 23rd day of September, 1996.

Signature                                                     Title
/s/ PETER J. KIGHT                                            Chairman of the Board of Directors, President,
- ----------------------------                                  and Chief Executive Officer
    Peter J. Kight

/s/ MARK A. JOHNSON                                           Director and President - Business
- ----------------------------                                  Services
    Mark A. Johnson


/s/ JAMES S. DOUGLASS                                         Executive Vice President - Finance and
- ----------------------------                                  Chief Financial Officer
    James S. Douglass

/s/ JOHN M. STANTON                                           Vice President and Treasurer
- ----------------------------
    John M. Stanton

/s/ WILLIAM P. BOARDMAN                                       Director
- ----------------------------
    William P. Boardman

/s/ GEORGE R. MANSER                                          Director
- ----------------------------
    George R. Manser

/s/ EUGENE F. QUINN                                           Director
- ----------------------------
    Eugene F. Quinn

/s/ JEFFREY M. WILKINS                                        Director
- ----------------------------
    Jeffrey M. Wilkins